EXHIBIT 10.2

                                                    OPTION NO. <<OPTION_NUMBER>>


                            VASCULAR SOLUTIONS, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         This Option Agreement, made <<Agreement_Date>> between Vascular Solutions, Inc., a Minnesota corporation (the "Company") and <<Optionee>> ("Optionee").

         The Company has adopted the Vascular Solutions, Inc. Stock Option and Stock Award Plan (the "Plan") which permits issuance of stock options for the purchase of shares of Common Stock, $.01 par value, of the Company, and the Company has taken all necessary actions to grant the following option pursuant and subject to the terms of the Plan, as follows:

         1. The Company grants as of the date of this Agreement, as a matter of separate agreement and not in lieu of salary or other compensation for services rendered, the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of <<Number_of_Shares>> shares of Common Stock, $.01 paR value, at the option price of <<Option_Price>> per share on the terms and conditions herein set forth and subjecT to all provisions of the Plan. It is understood and agreed that the option price is not less than the per share fair market value of such shares on the date this Option was granted. The Company intends that this Option shall not qualify as an incentive stock option governed by the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A copy of the Plan will be furnished upon request of the Optionee.

         2. This Option shall in all events terminate at the close of business
<<Termination_Date_of_Option>> (the "Termination Date"), or such shorter period as is prescribed herein, and, further, may be exercised during the option period only as follows:

            On or after <<On_or_after_1st_date>>..............................8%
            On or after <<On_or_after_2nd_date>>..............................4%
            On or after the <<Day>> day of each succeeding month..............4%


         Such installments shall cumulate and, if in any period the full amount purchasable in such period is not purchased, the shares not purchased shall be purchasable in any subsequent period during the term of this Option. The Optionee shall not have any of the rights of a shareholder with respect to the Common Stock subject to this Option until such shares shall be issued to the Optionee upon the due exercise of this Option.


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         Notwithstanding the vesting schedule above, the entire Option shall become immediately exercisable upon a Change in Control (as defined below) of the Company and shall terminate if not exercised 30 days following the date of a Change in Control of the Company. The Company shall notify the Optionee in writing of the acceleration within 10 days of the Change in Control.

         (a) A "Change in Control" shall mean:

                           (A) A change in control of a nature that would be required to be reported in response to
                                    Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;

                           (B) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
                                    Act) (other than any employee benefit plan of the Company or any entity which reports beneficial ownership of the Company's outstanding securities on
                                    Schedule 13G pursuant to Rule 13d-1 under the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

                           (C) The Continuing Directors (as defined below) cease to constitute a majority of the Company's Board of Directors; provided that such change is the direct or indirect result of a proxy fight and contested election or elections for positions on the Board of Directors;

                           (D)      The shareholders of the Company approve:
                                    (1) any consolidation or merger of the
                                    Company in which the Company is not the
                                    continuing or surviving corporation or
                                    pursuant to which shares of Company stock would be converted into cash, securities, or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger; (2) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (3) any plan of liquidation or dissolution of the Company; or

                           (E) The majority of the Continuing Directors (as defined below) determine in their sole and absolute discretion that there has been a Change in Control of the Company.


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                  (b)      "Continuing Director" shall mean any person who is a
                           member of the Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person (as defined herein) or an Affiliate or Associate (as defined herein) of an Acquiring Person, or a representative of an Acquiring Person or any such Affiliate or Associate, and who:

                           (A) was a member of the Board of Directors on the date of this Agreement as first written above; or

                           (B) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this Section, "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, but shall not include the Company, any subsidiary of the Company, or any employee benefit plan of the Company, or of any subsidiary of the Company, or any entity holding shares of common stock organized, appointed, or established for, or pursuant to the terms of, any such plan; and "Affiliate" and "Associate" shall have the respective meanings described to such terms in Rule 12b-2 promulgated under the Exchange Act.


         3. This Option shall terminate and may no longer be exercised if the Optionee ceases to serve as a consultant to the Company or its subsidiaries for any reason, except that:

                  (a) In the event that the Optionee shall cease to serve as a consultant thereunder to the Company or its subsidiaries, if any, for any reason other than the Optionee's gross and willful misconduct or death or disability, the Optionee shall have the right to exercise this Option at any time within three months after such termination of services to the extent of the full number of shares the Optionee was entitled to purchase under this Option on the date of termination;

                  (b) In the event that the Optionee shall cease to serve as a consultant thereunder to the Company or its subsidiaries, if any, by reason of the Optionee's gross and willful misconduct during the course of services, including but not limited to wrongful appropriation of funds of the Company or the commission of a gross


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                  misdemeanor or felony, this Option shall be terminated as of the date of the misconduct; and

                  (c) In the event that the Optionee shall die while serving as a consultant thereunder to the Company or any subsidiary or within three (3) months after termination of services for any reason other than gross and willful misconduct, or become disabled (within the meaning of Section 22(e)(3) of the Code) while serving as a consultant thereunder to the Company or a subsidiary, if any, and the Optionee shall not have fully exercised this Option, this Option may be exercised at any time within twelve months after the Optionee's death or such disability by the personal representatives, administrators, or, if applicable, guardian of the Optionee or by any person or persons to whom this Option is transferred by will or the applicable laws of descent and distribution to the extent of the full number of shares the Optionee was entitled to purchase under this Option on the date of death, disability or termination of services, if earlier; provided, however, that this Option may not be exercised to any extent by anyone after the Termination Date.

         4. The exercise of this Option is contingent upon receipt from the Optionee (or other person exercising this Option pursuant to subsection (c) of Section 3 above) of a representation that, at the time of such exercise, it is the Optionee's then intention to acquire the shares being purchased for investment and not with a view to distribution thereof; provided however, that the receipt of this representation shall not be required upon exercise of this Option in the event that, at the time of such exercise, the shares subject to this Option shall have been and shall continue to be registered under the Securities Act of 1933, as amended. The certificates for shares so issued for investment may be restricted by the Company as to transfer unless such shares are first registered under the Securities Act of 1933 or the Company receives advice of counsel satisfactory to it that registration under such Act is not required.

         This Option shall not be exercisable until and unless: (i) the Shares underlying this Option have been registered under the Securities Act of 1933 and applicable state securities laws, or (ii) upon determination of the Board of Directors of the Company that the shares can be issued to the Optionee upon exercise in compliance with an available exemption from registration under applicable federal and state securities laws.

         5. Subject to the foregoing, this Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office, accompanied by payment of the purchase price. Payment of the purchase price shall be made by certified or bank cashier's check payable to the Company, or by tender of shares of the Company's Common Stock, previously owned by the Optionee for at least six months, having a fair market value on the date of exercise equal to the exercise price of this Option, or a combination of cash and shares equal to such exercise price.

         6. This Agreement shall not confer on the Optionee any right with respect to continuance of any relationship with the Company or any subsidiary of the Company, nor will it


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interfere in any way with the right of the Company to terminate such consulting services or relationship at any time. Neither the Optionee nor the Optionee's legal representative, legatees or distributees, as the case may be, will be or will be deemed to be the holder of any shares subject to this Option unless and until this Option has been exercised and the purchase price of the shares purchased has been paid.

         7. This Option may not be transferred, except by will or the laws of descent and distribution to the extent provided in subsection (c) of Section 3.

         8. If there shall be any change in the stock subject to this Option through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Company in the number of shares and the price per share of the shares subject to this Option in order to prevent dilution or enlargement of option rights granted hereunder.

         9. The Company shall at all times during the term of this Option reserve and keep available such number of shares in the Company as will be sufficient to satisfy the requirements of this Agreement.

         10. This Agreement and the Plan contain all of the terms governing this grant, and the Plan and this Agreement are intended to be complete, final and conclusive.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date and year first above written.


                                       VASCULAR SOLUTIONS, INC.



                                       By:
                                           -------------------------------------
                                       Howard C. Root, CEO




                                           -------------------------------------
                                           <<Optionee>>, Optionee







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